As filed with the Securities and Exchange Commission on June 30, 1997
                                               Registration No. ________________

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                ----------------

                              CLEVELAND-CLIFFS INC
             (Exact Name of Registrant as Specified in Its Charter)

              OHIO                                      34-1464672
  (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
of Incorporation or Organization)

                          18th Floor, Diamond Building
                1100 Superior Avenue, Cleveland, Ohio 44114-2589
           (Address of Principal Executive Offices Including Zip Code)

                 CLEVELAND-CLIFFS INC 1992 INCENTIVE EQUITY PLAN
                  (AS AMENDED AND RESTATED AS OF MAY 13, 1997)
                            (Full Title of the Plan)

                              John E. Lenhard, Esq.
                     Secretary and Assistant General Counsel
                              Cleveland-Cliffs Inc
                          18th Floor, Diamond Building
                              1100 Superior Avenue
                           Cleveland, Ohio 44114-2589
                     (Name and Address of Agent For Service)
                                 (216) 694-5700
          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE

==============================================================================================================================
Title of                    Amount to be                Proposed Maxi-              Proposed Maxi-              Amount of
Securities to               Registered (1)              mum Offering                mum Aggregate               Registration
be Registered                                           Price Per Share (2)         Offering Price (2)          Fee
------------------------------------------------------------------------------------------------------------------------------
Common Shares, par
value $1.00 per share       555,000                     $40.44                      $22,444,200.00              $6,801.27
==============================================================================================================================

(1) Pursuant to Rule 416 of the Securities Act of 1933 ("Securities Act"), this Registration Statement also covers such additional Common Shares, par value $1.00 per share ("Common Shares"), as may become issuable pursuant to the anti-dilution provisions of the Cleveland-Cliffs Inc 1992 Incentive Equity Plan (As Amended and Restated as of May 13, 1997) ("Plan").

(2) Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of such securities on the New York Stock Exchange on June 25, 1997, within five business days prior to filing.

                         Exhibit Index Appears on Page 4

                                Page 1 of 7 Pages

                                     Part II

         Pursuant to General Instruction E to Form S-8, the contents of Registration Statement No. 33-48357 on Form S-8 as filed by Cleveland-Cliffs Inc (the "Registrant") with the Securities and Exchange Commission on June 4, 1992 are incorporated herein by reference.

Item 8.  Exhibits
         --------

         4(a) Articles of Incorporation, as amended, of the Registrant (filed as Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).

         4(b) Regulations of the Registrant (filed as Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).

         4(c) Cleveland-Cliffs Inc 1992 Incentive Equity Plan (As Amended and Restated as of May 13, 1997) (filed as Appendix A to the Registrant's Proxy Statement dated March 24, 1997 and incorporated herein by reference).

         4(d) Rights Agreement, dated September 8, 1987, as amended and restated as of November 19, 1991, by and between the Registrant and KeyBank National Association (successor to Ameritrust Company National Association) (filed as Exhibit 4(l) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).

         5        Opinion of Counsel.

         23(a)    Consent of Independent Auditors.

         23(b)    Consent of Counsel (included in Exhibit 5).

         24       Power of Attorney.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on June 30, 1997.

                             CLEVELAND-CLIFFS INC



                        By:  /s/  John S. Brinzo
                             --------------------------------------------------
                             John S. Brinzo, Executive Vice President - Finance

                                Page 2 of 7 Pages

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      Signature                    Title                            Date
      ---------                    -----                            ----

        *                  Chairman, President and Chief          June 30, 1997
----------------------     Executive Officer and Director
M. T. Moore                (Principal Executive Officer)

        *                  Executive Vice President-Finance       June 30, 1997
----------------------     (Principal Financial Officer)
J. S. Brinzo

        *                  Vice President and Controller          June 30, 1997
----------------------     (Principal Accounting Officer)
R. Emmet

        *                  Director                               June 30, 1997
----------------------
R. C. Cambre

        *                  Director                               June 30, 1997
----------------------
R. S. Colman

        *                  Director                               June 30, 1997
----------------------
J. D. Ireland, III

        *                  Director                               June 30, 1997
----------------------
G. F. Joklik

        *                  Director                               June 30, 1997
----------------------
L. L. Kanuk

        *                  Director                               June 30, 1997
----------------------
F. R. McAllister

        *                  Director                               June 30, 1997
----------------------
J. C. Morley

        *                  Director                               June 30, 1997
----------------------
S. B. Oresman

        *                  Director                               June 30, 1997
----------------------
A. Schwartz

        *                  Director                               June 30, 1997
----------------------
A. W. Whitehouse


         * John E. Lenhard, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated officers and directors thereof (constituting a majority of the directors) pursuant to a power of attorney filed with the Securities and Exchange Commission.


June 30, 1997                       By: /s/ John E. Lenhard
                                        -------------------------------------
                                            John E. Lenhard, Attorney-in-Fact

                               Page 3 of 7 Pages

                                EXHIBIT INDEX
                                -------------

         4(a) Articles of Incorporation, as Amended, of the Registrant (filed as Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).

         4(b) Regulations of the Registrant (filed as Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).

         4(c) Cleveland-Cliffs Inc 1992 Incentive Equity Plan (As Amended and Restated as of May 13, 1997) (filed as Appendix A to Registrant's Proxy Statement dated March 24, 1997 and incorporated herein by reference).

         4(d) Rights Agreement, dated September 8, 1987, as amended and restated as of November 19, 1991, by and between the Registrant and KeyBank National Association (successor to Ameritrust Company National Association) (filed as Exhibit 4(l) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).

         5        Opinion of Counsel

         23(a)    Consent of Independent Auditors.

         23(b)    Consent of Counsel (Included in Exhibit 5).

         24       Power of Attorney.


                              Page 4 of 7 Pages